UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

THE INTERGROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10324	13-3293645
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1516 S. Bundy Drive, Suite 200, Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 889-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	INTG	NASDAQ CAPITAL MARKET

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Resignation of Director

On January 12, 2026, John C. Love notified Portsmouth Square, Inc. (the “Company”) of his resignation from the Company’s Board of Directors, effective January 12, 2026.

Mr. Love’s resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

Appointment of Director

On January 12, 2026, the Board of Directors appointed Andrew Kaplan to serve as a director of the Company, effective immediately.

Mr. Kaplan has over 30 years of experience in financial public relations and capital markets. He has served as Vice President of Barry Kaplan Associates, a leading financial public relations firm supporting public and private companies in the United States, Canada, and the United Kingdom. During his career, Mr. Kaplan has sourced over $500 million in capital for both public and private companies.

Mr. Kaplan previously served on the boards of Avino Silver & Gold Mines Ltd. (NYSE), Coral Gold (TSX), Majesco Entertainment (Nasdaq), Polarity (Nasdaq), Riot Blockchain (Nasdaq), Naked Brand Group (Nasdaq), and US Gold Corp. (Nasdaq).

He currently acts as a capital markets consultant to Avino Silver & Gold Mines Ltd. (NYSE) and Energy Fuels Inc. (NYSE), advising on institutional outreach, analyst engagement, financings (equity, ATM, and debt), mergers and acquisitions, and corporate governance. Mr. Kaplan resides in Marlboro, New Jersey.

Board Determination

The Board of Directors determined that Mr. Kaplan is well-suited to serve as a director of the Company due to his extensive experience in capital markets, institutional and analyst outreach, corporate governance, and financing, along with his prior service on multiple boards of publicly traded companies.

The Board has appointed Mr. Kaplan’s committee assignments.

There are no arrangements or understandings pursuant to which Mr. Kaplan was selected as a director, and no related-party transactions involving Mr. Kaplan that require disclosure under Item 404(a) of Regulation S-K.

Mr. Kaplan will receive the Company’s standard compensation for non-employee directors.

Exhibit No.	Description

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERGROUP CORPORATION

Dated: January 12, 2026	By:	/s/ Ann Marie Blair
Ann Marie Blair,
Principal Financial Officer